Exhibit 10A
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                                CREDIT AGREEMENT

                                     BETWEEN

                      INTERPUBLIC GROUP OF COMPANIES, INC.


                                       AND


                                  HSBC BANK USA





                           ---------------------------

                                  US$25,000,000

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                             Dated as of May 1, 1999












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                                TABLE OF CONTENTS


                                  SECTION PAGE


                                    SECTION 1
                         INTERPRETATIONS AND DEFINITIONS

1.1      Definitions..................................................... ..1
1.2      Accounting Terms and Determinations............................. ..7

                                    SECTION 2
                                    THE LOANS

2.1      Commitment...................................................... ..8
2.2      Method of Borrowing............................................ ...8
2.3      The Note....................................................... ...9
2.4      Maturity of Loans............................................. ....9
2.5      Interest Rates............................................... .....9
2.6      Fees..............................................................13
2.7      Optional Termination or Reduction of Commitment...................13
2.8      Mandatory Termination or Reduction of Commitment..................13
2.9      Optional Prepayments..............................................13
2.10     General Provisions as to Payments.................................14
2.11     Computation of Interest and Fees..................................14
2.12     Funding Losses....................................................14
2.13     Extension of Commitment...........................................14

                                    SECTION 3
                              CONDITIONS OF LENDING

3.1      All Loans.........................................................16
3.2      Initial Loan......................................................16

                                    SECTION 4
                     CHANGE IN CIRCUMSTANCES AFFECTING LOANS

4.1      Basis for Determining Interest Rate Inadequate....................18
4.2      Illegality........................................................18
4.3      Increased Costs and Reduced Returns...............................18

                                   SECTION 5
                         REPRESENTATIONS AND WARRANTIES

5.1      Corporate Existence and Power.....................................21
5.2      Corporate and Governmental Authorization; Contravention...........21
5.3      Binding Effect....................................................21
5.4      Financial Information.............................................21
5.5      Litigation........................................................22
5.6      Compliance with ERISA.............................................22
5.7      Taxes.............................................................22
5.8      Subsidiaries......................................................22

                                    SECTION 6
                                    COVENANTS

6.1      Information.......................................................23
6.2      Maintenance of Property; Insurance................................25
6.3      Conduct of Business and Maintenance of Existence..................25
6.4      Compliance with Laws..............................................25
6.5      Inspection of Property, Books and Records.........................26
6.6      Cash Flow to Total Borrowed Funds.................................26
6.7      Total Borrowed Funds to Consolidated Net Worth....................26
6.8      Minimum Consolidated Net Worth....................................26
6.9      Negative Pledge...................................................27
6.10     Consolidations, Mergers and Sales of Assets.......................28
6.11     Use of Proceeds...................................................28

                                    SECTION 7
                                EVENTS OF DEFAULT

7.1      Events of Default.................................................29

                                    SECTION 8
                                  MISCELLANEOUS

8.1      Notices...........................................................32
8.2      Amendments and Waivers; Cumulative Remedies.......................32
8.3      Successors and Assigns............................................32
8.4      Expenses; Documentary Taxes; Indemnification......................33
8.5      Counterparts......................................................34
8.6      Headings; Table of Contents.......................................34
8.7      Governing Law.....................................................34

                                CREDIT AGREEMENT

     AGREEMENT dated as of May 1, 1999 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the "Borrower"), and HSBC BANK USA, a banking institution organized under the laws of New York State (the "Bank").

                                    SECTION 1
                         INTERPRETATIONS AND DEFINITIONS
                         -------------------------------


     1.1 Definitions. The following terms, as used herein, shall have the following respective meanings:

               "Adjusted CD Rate" has the meaning set forth in Section 2.5(b) hereof.

               "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.5(C) hereof.

               "Applicable Lending Office" means, with respect to the Bank, (i) in the case of Domestic Loans, its Domestic Lending Office and (ii) in the case of Eurodollar Loans, its EuroDollar Lending Office.

               "Assessment Rate" has the meaning set forth in Section 2.5(b) hereof.

               "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the rate of interest announced publicly by the Bank in New York, New York, from time to time, as the Bank's prime rate and
          (ii) the Federal Funds Rate for such day plus 1%.

               "Base Rate Loan" means a Loan which the Borrower specifies pursuant to Section 2.2 hereof shall be a Base Rate Loan.

               "Benefit Arrangement" means, at any time, an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

               "Cash Flow" means the sum of net income of the Borrower and its Consolidated Subsidiaries (plus any amount by which net income has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid), depreciation expenses, amortization costs and changes in deferred taxes, provided that such sum shall not be adjusted for any increase or decrease in deferred taxes resulting from Quest & Associates, Inc., a Subsidiary of the Borrower, investing in a portfolio of computer equipment leases (it being further understood that such increase or decrease in deferred taxes relating to such investment shall not exceed $25,000,000).

               "CD Base Rate" has the meaning set forth in Section 2.5(b) hereof.
               "CD Loan" means a Loan which the Borrower  specifies  pursuant to
          Section 2.2 hereof shall be a CD Loan.

               "CD Margin" has the meaning set forth in Section 2.5(b) hereof.

               "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

               "Commitment" means the obligation of the Bank to lend the amount set forth in Section 2.1 hereof, as such amount may be reduced from time to time pursuant to Section 2.7 hereof.

               "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

               "Consolidated Net Worth" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries as such appear on the financial statements of the Borrower determined in accordance with generally accepted accounting principles (plus any amount by which retained earnings has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid and without taking into account the effect of cumulative currency translation adjustments).

               "Debt" of any Person means at any date, without duplication,  (i)
          all obligations of such Person for borrowed money, including reimbursement obligations for letters of credit, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vi) all Debt of others Guaranteed by such Person, but in each case specified in (i) through (vi) excludes obligations arising in connection with securities repurchase transactions.

               "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time, or both, would become an Event of Default.

               "Dollars" and the sign "$" mean lawful money of the United States of America.

               "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

               "Domestic Lending Office" means the principal office of the Bank located at 140 Broadway, New York, New York, 10005, or such other branch (or affiliate) located within the United States as the Bank may hereafter designate as its Domestic Lending Office.

               "Domestic Loans" means CD Loans or Base Rate Loans or both.

               "Domestic  Reserve  Percentage"  has the  meaning  set  forth  in
          Section 2.5(b) hereof.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

               "ERISA Group" means the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or (c) of the Code.

               "Eurodollar Business Day" means any Domestic Business Day on which commercial Banks in London are open for international business (including dealings in Dollar deposits).

               "Eurodollar Lending Office" means the office of the Bank located at 140 Broadway, New York, New York, 10005, or such other branch (or affiliate) of the Bank as it may hereafter designate as its Eurodollar Lending Office.

               "Eurodollar Loan" means a Loan which the Borrower specifies pursuant to Section 2.2 hereof shall be a Eurodollar Loan.

               "Eurodollar Margin" has the meaning set forth in Section 2.5(C) hereof.

               "Eurodollar  Reserve  Percentage"  has the  meaning  set forth in
          Section 2.5(C) hereof.

               "Event of Default" has the meaning set forth in Section 7 hereof.

               "Federal  Funds  Rate"  means,  for any day,  the rate per  annum
          (rounded upwards, if necessary, to the nearest l/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Bank on such day on such transactions as determined by the Bank in a reasonable manner.

               "Fixed CD Rate" has the meaning set forth in Section 2.5(b) hereof.

               "Fixed Rate Loans" means CD Loans, Eurodollar Loans or Money Market Rate Loans.

               "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

               "Interest Period" means: (1) with respect to each CD Loan, at the Borrower's option, the period commencing on the date of such Loan and ending 30, 60, 90 or 180 days thereafter, (2) with respect to each Eurodollar Loan, at the Borrower's option, the period commencing on the date of such Loan and ending one, two, three or six months thereafter and (3) with respect to each Base Rate Loan the period commencing on the date of such Loan and ending 30 days thereafter provided, that:

                    (a) any Interest  Period which would  otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless with respect to a Eurodollar Loan such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding EuroDollar Business Day;

                    (b) with respect to a Eurodollar  Loan, any Interest  Period which begins on the last Eurodollar Business Day of the calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day of a calendar month; and

                    (c) any Interest  Period which would otherwise end after the
               Termination Date shall end on the Termination Date;

                    provided further,  however, that if any such Interest Period shall be less than 30 days, the Loan for such Interest Period shall be a Base Rate Loan.

               "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind in respect of such asset. For purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

               "Loan" and "Loans" means a Domestic Loan, a Eurodollar Loan, or a Money Market Rate Loan, as the context may require.

               "London  Interbank  Offered  Rate" has the  meaning  set forth in
          Section 2.5(C) hereof.

               "Material Plan" means at any time a Plan or Plans having aggregate unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) in excess of $25,000,000.

               "Money Market Rate Loan" means a Loan made by the Bank to the Borrower pursuant to Section 2.5(D) hereof.

               "Multiemployer Plan" means at any time an employee pension benefit plan that is a "multiemployer plan" within the meaning of
          Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

               "Note or Notes" means the promissory note of the Borrower, substantially in the form of Exhibits A and B hereto evidencing the obligation of the Borrower to repay the Loans.

               "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

               "Participant" has the meaning set forth in Section 8.3.

               "Person" means an individual, a corporation, a partnership, an association, a business trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "Plan" means at any time a defined benefit pension plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards-under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

               "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

               "Significant Subsidiary" or "Significant Group of Subsidiaries" at any time of determination means any Consolidated Subsidiary or group of Consolidated Subsidiaries, respectively, which, individually or in the aggregate, together with its or their Subsidiaries, accounts or account for more than 10% of the consolidated gross revenues of the Borrower and its Consolidated Subsidiaries for the most recently ended fiscal year or for more than 10% of the total assets of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year; provided that in connection with any determination with respect to a Significant Group of Subsidiaries under (x) Section 7(e), there shall be a payment default, failure or other event (of the type described therein but without regard to the principal amount of such obligation) of each Consolidated Subsidiary included in such group, (y) Sections 7(f) and (g) and the last sentence of Section 6.10, the condition or event described therein shall exist with respect to each Consolidated Subsidiary included in such group or (z) Section 7(i), there shall be a final judgment (of the type specified therein but without regard to the amount of such judgment) rendered against each Consolidated Subsidiary included in such group.

               "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time directly or indirectly owned by the Borrower.

               "Termination Date" means April 30, 2002 or such later date to which the Commitment is extended in accordance with Section 2.13 hereof.

               "Total  Borrowed Funds" means at any date,  without  duplication,
          (i) all outstanding obligations of the Borrower and its Consolidated Subsidiaries for borrowed money, (ii) all outstanding obligations of the Borrower and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments and (iii) any outstanding obligations of the type set forth in (i) or (ii) of any other Person Guaranteed by the Borrower and its Consolidated Subsidiaries, it being understood that the obligation to repurchase securities transferred pursuant to a securities repurchase agreement shall not be deemed to give rise to any amount of Total Borrowed Funds pursuant to this definition.

     1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Bank.


                                    SECTION 2
                                    THE LOANS
                                    ---------

     2.1 Commitment. At any time prior to the Termination Date the Bank agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower from time to time amounts not exceeding in the aggregate at any one time outstanding the principal amount of $25,000,000 (the "Commitment"). Each Loan under this Section 2.1 shall be in the principal amount of $1,000,000 (except that any such Loan may be in the amount of the unused Commitment) or any larger multiple thereof. During such period and within the foregoing limits, the Borrower may borrow under this Section 2.1, repay or to the extent permitted by
Section 2.9 hereof prepay Loans and reborrow  under this Section 2.1.

     2.2 Method of Borrowing.

          (a) With respect to each Loan made pursuant to Section 2.1 hereof, the Borrower shall give the Bank notice prior to 11:00 a.m. on the drawdown date in the case of a Base Rate Loan, at least one Domestic Business Day's notice in the case of a CD Loan, or at least three Eurodollar Business Days' notice in the case of a Eurodollar Loan, specifying:

               (i) the date of such Loan, which shall be a Domestic Business Day in the case of a Domestic Loan and a EuroDollar Business Day in the case of a Eurodollar Loan;

               (ii) the principal amount of such Loan;

               (iii) whether the Loan is to be a Base Rate Loan, a CD Loan or a Eurodollar Loan; and

               (iv) in the case of a Fixed Rate Loan, the duration of the Interest Period applicable thereto, subject to the definition of Interest Period.

          (b) On the date of each Loan the Bank will make the proceeds thereof available to the Borrower at the Domestic Lending Office.

          (c) If the Bank makes a new Loan hereunder on a day which the Borrower is to repay all or any part of an outstanding Loan, the Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by the Bank to the Borrower as provided in subsection (b) of this

          Section or remitted by the Borrower to the Bank as provided in Section
     2.10 hereof, as the case may be.

     2.3      The Note.

          (a) The Loans shall be evidenced by a single Note payable to the order of the Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of the Loans. The Money Market Rate Loans shall be evidenced by the Money Market Rate Note, a form of which is attached hereto as Exhibit B.

          (b) The Bank shall record and prior to any transfer, if permitted, of its Note, shall endorse on the schedule forming a part thereof appropriate notations evidencing the date, the type, the amount and the maturity of each Loan to be evidenced by the Note and the date and amount of each payment of principal made by the Borrower with respect thereto; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Note and, further provided, the Bank shall make such additions and deletions as the Borrower may request in order to correct any mistakes. The Bank is hereby irrevocably authorized by the Borrower so to endorse the Note and to attach to and make a part of the Note a continuation of any such schedule as and when required.

     2.4 Maturity of Loans. Each Loan shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Loan. Each Money Market Rate Loan shall mature at such time as may be agreed to by the Bank and the Borrower.

     2.5 Interest Rates.

          (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on the Base Rate Loans shall bear interest during such overdue period for each day until paid at a rate per annum equal to the sum of 1% plus the otherwise applicable rate for such day, payable on demand of the Bank.

          (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the applicable Fixed CD Rate; provided that if any CD Loan or any portion thereof shall, as a result of clause (c) of the definition of Interest Period, have an Interest Period of less than 30 days, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on the CD Loans shall bear interest during such overdue period for each day until paid at a rate per annum equal to the sum of 1% plus the higher of (i) the Fixed CD Rate applicable to such Loan and
     (ii) the rate applicable to Base Rate Loans for such day, payable on demand of the Bank.

               The "Fixed CD Rate" applicable to any CD Loan for any Interest Period means a rate per annum equal to the sum of the CD Margin plus the applicable Adjusted CD Rate.

               The "CD Margin" means (i) .4250%, if at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .40 to 1 and the Borrower's ratio to Cash Flow to Total Borrowed Funds was equal to or greater than .50 to 1; or (ii) .5250%, if (a) the conditions of clause (i) have not been satisfied and (b) at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .70 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .35 to 1; or
          (iii) .6250%, if the conditions set forth in both clauses (i) and (ii) are not satisfied.

               The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                            ( CDBR )
                    ACDR = (---------) + AR
                           ( 1 - DRP )
                    ACDR = Adjusted CD Rate for such Interest Period CDBR = CD Base Rate for such Interest Period
                    AR = Assessment Rate
                    DRP = Domestic Reserve Percentage

               The "CD Base Rate" means for any Interest Period the prevailing per annum rate of interest as reasonably determined by the Bank (rounded upward, if necessary, to the next higher 1/100 of 1%) bid at 11:00 a.m. (New York time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more certificate of deposit dealers of recognized standing selected by the Bank for the purchase at face value of US dollar certificates of deposit issued by major New York banks in an amount comparable to the principal amount of the CD Loan to which such Interest Period applies and with a maturity comparable to such Interest Period.

               The  "Domestic  Reserve  Percentage"  means  for  any  day,  that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System with deposits exceeding five billion Dollars in respect of new non-personal time deposits in Dollars having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Fixed CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

               "Assessment Rate" means for any Interest Period the net annual assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) actually incurred by the Bank to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of the Bank in the United States during the most recent period for which such rate has been determined prior to the commencement of such Interest Period.

          (c) Each Eurodollar Loan shall bear interest on the unpaid principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Eurodollar Margin plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on the Eurodollar Loans shall bear interest for each day until paid at a rate per annum equal to the sum of 1% plus the higher of
     (i) the rate of interest applicable to such Loan and (ii) the rate applicable to Base Rate Loans for such day, payable on demand of the Bank.

               The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Eurodollar Reserve Percentage.

               The "London Interbank Offered Rate" applicable to any Interest Period means the rate per annum at which deposits in Dollars are offered to the Bank in the London interbank market at approximately

          11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

               The "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

               The "Eurodollar Margin" means (i) .30%, if at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .40 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .50 to 1; or (ii) .40%, if (a) the conditions of clause (i) have not been satisfied and (b) at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .70 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .35 to 1; or (iii) .50%, if the conditions set forth in both clauses (i) and (ii) are not satisfied.


          (d) Each Money Market Rate Loan shall be made by the Bank to the Borrower upon such terms and conditions and in such amounts as may be agreed upon from time to time by the Bank and the Borrower. Each Money
     Market Rate Loan shall be evidenced by a Note in the form of Exhibit B hereto.


     2.6 Fees. The Borrower shall pay to the Bank a commitment fee computed on the unused portion of the Commitment. The per annum commitment fee shall be on any date from and after the date hereof (i) .125% of the unused portion of the Commitment, if at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .40 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .50 to 1; or (ii) .15% of the unused portion of the Commitment, if (a) the conditions of clause (i) have not been satisfied and (b) at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .70 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .35 to 1; or (iii) .180% of the unused portion of the Commitment, if the conditions set forth in clauses (i) and (ii) are not satisfied. Such fees shall accrue from the date hereof to and including the Termination Date and shall be payable quarterly in arrears on the last day of each June, September, December and March and on any date on which the Commitment is terminated or otherwise reduced.

     2.7 Optional Termination or Reduction of Commitment. The Borrower may, upon at least three Domestic Business Days' notice to the Bank, terminate at any time, or reduce from time to time the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of $1,000,000 or any larger multiple thereof. If the Commitment is terminated in its entirety, the accrued commitment fee shall be payable on the effective date of such termination.

     2.8 Mandatory Termination or Reduction of Commitment. If not previously terminated by the Borrower pursuant to Section 2.7, the Commitment shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

     2.9 Optional Prepayments.

               (a) The Borrower may, upon at least one Domestic Business Day's notice to the Bank, prepay the Base Rate Loans without premium or penalty in whole at any time or from time to time in part in an amount equal to $1,000,000 or any multiple of $1,000,000 in excess thereof (or such lesser amount as applicable if less than $1,000,000 is outstanding) by paying the principal amount being prepaid together with accrued interest thereon to the date of prepayment.

               (b) Except as provided in Section 4.2 hereof, the Borrower may not prepay all or any portion of the principal amount of any Fixed Rate Loan prior to the maturity thereof.

     2.10 General Provisions as to Payments. The Borrower shall make each payment of principal of, and interest on, the Loans and of commitment fees hereunder not later than 11:00 a.m. (New York City time) on the date when due in funds immediately available at the office of the Bank in New York, New York for the account of (i) the Domestic Lending Office in the case of Domestic Loans and Money Market Rate Loans or (ii) the Eurodollar Lending Office in the case of Eurodollar Loans. Whenever any payment of principal of, or interest on, the Domestic Loans, the Money Market Rate Loans, the commitment fee shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Eurodollar Loans shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day unless as a result thereof it would fall in the next calendar month, in which case it shall be advanced to the next preceding EuroDollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest shall be payable for such extended time.

     2.11 Computation of Interest and Fees. Interest on the Loans bearing interest based on clause (i) of the definition of Base Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be, and paid for actual days elapsed. Interest on Loans bearing interest based on clause (ii) of the definition of Base Rate, the CD Loans, the Eurodollar Loans and the calculation of the commitment fee shall be computed on the basis of a year of 360 days and paid for actual days elapsed.

     2.12 Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Section 4 or Section 7 or otherwise) on any day other than the last day of an Interest Period applicable to such Loan, or if the Borrower fails to borrow any Fixed Rate Loan after notice has been given to the Bank in accordance with Section 2.2 hereof, the Borrower shall reimburse the Bank on demand for any resulting loss or expense incurred by it (or by any existing or prospective Participant in the related Loan) including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties; provided that the Bank shall have delivered to the Borrower a certificate by a Bank officer as to the amount of such loss.

     2.13 Extension of Commitment. Not more than 60 nor less than 45 days prior to each date which is either the second or third anniversary of this Agreement, the Borrower may request in writing that the Bank extend the Commitment for an additional period of one year from the then current Termination Date. If the

Bank, in its sole discretion, decides to grant such request, it shall so notify the Borrower not less than 30 days before the then current Termination Date in writing, whereupon the Commitment shall be extended for an additional period of one year from the then current Termination Date, and the term "Termination Date" shall thereafter refer to the date that the Commitment, as so extended, will terminate. If not extended as provided in this Section 2.13, the Commitment will automatically terminate on the then current Termination Date without further action by the Borrower or the Bank.


                                    SECTION 3
                              CONDITIONS OF LENDING
                              ---------------------


     The obligation of the Bank to make each Loan hereunder is subject to the performance by the Borrower of all its obligations under this Agreement and to the satisfaction of the following further conditions:

     3.1 All Loans.  In the case of each Loan  hereunder,  including the initial
Loan:

          (a)  receipt by the Bank of the notice from the  Borrower  required by
     Section 2.2 hereof;

          (b) the fact that immediately after the making of the Loan no Default with respect to Sections 6.1(d), 6.6, 6.7, 6.8, 6.9 or 6.10 or Event of Default shall have occurred and be continuing, except that in the case of any Loan which, after the application of proceeds thereof, results in no net increase in the outstanding principal amount of Loans made by the Bank, the fact that immediately after the making of the Loan, no Event of Default shall have occurred and be continuing;

          (c) the fact that the representations and warranties contained in this Agreement shall be true on and as of the date of the Loan (except, in the case of any Loan which, after the application of the proceeds thereof, results in no net increase in the outstanding principal amount of Loans made by the Bank, the representations and warranties set forth in Sections 5.4(B) and 5.5 so long as the Borrower has disclosed to the Bank any matter which would cause any such representation to be untrue on the date of such
     Loan); and

          (d) receipt by the Bank of such other documents, evidence, materials and information with respect to the matters contemplated hereby as the Bank may reasonably request.

     Each borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Loan as to the facts specified in
(b) and (c) of this Section.

     3.2 Initial Loan.  In the case of the initial Loan:

          (a) receipt by the Bank of a duly executed Note;

          (b) receipt by the Bank of an opinion of counsel to the Borrower as to the matters referred to in Sections 5.1, 5.2, 5.3, 5.5 and 5.8 hereof, and covering such other matters as the Bank may reasonably request, dated the date of such Loan, satisfactory in form and substance to the Bank;

          (c) receipt by the Bank of certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Agreement and the Note, and the Loans hereunder and such other corporate documents and other papers as the Bank may reasonably request;

          (d) receipt by the Bank of a certificate of a duly authorized officer of the Borrower as to the incumbency, and setting forth a specimen signature, of each of the persons (i) who has signed this Agreement on behalf of the Borrower; (ii) who will sign the Note on behalf of the Borrower; and (iii) who will, until replaced by other persons duly authorized for that purpose, act as the representatives of the Borrower for the purpose of signing documents in connection with this Agreement and the transactions contemplated hereby; and

          (e) receipt by the Bank of a certificate of a duly authorized officer of the Borrower to the effect set forth in Sections 3.1(b) and 3.1(c) hereof.


                                    SECTION 4
                     CHANGE IN CIRCUMSTANCES AFFECTING LOANS
                     ---------------------------------------


     4.1 Basis for Determining Interest Rate Inadequate. If on or prior to the first day of any Interest Period deposits in Dollars (in the applicable amounts) are not being offered to the Bank in the relevant market for such Interest Period, the Bank shall forthwith give notice thereof to the Borrower, whereupon the obligations of the Bank to make CD Loans or Eurodollar Loans, as the case may be, shall be suspended until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist. Unless the Borrower notifies the Bank at least two Domestic Business Days before the date of any Fixed Rate Loan for which a notice of borrowing has previously been given that it elects not to borrow on such date, such Loan shall instead be made as a Base Rate Loan or the notice of borrowing may be withdrawn.

     4.2 Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its EuroDollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Bank (or its Eurodollar Lending Office) to make, maintain or fund its Eurodollar Loans, the Bank shall forthwith so notify the Borrower, whereupon the Bank's obligation to make Eurodollar Loans shall be suspended. Before giving any notice to the Borrower pursuant to this Section 4.2, the Bank will designate a different Eurodollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of the Bank, be otherwise disadvantageous to the Bank. If the Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Eurodollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Eurodollar Loan, together with accrued interest thereon.

     4.3 Increased Costs and Reduced Returns.

          (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) shall subject the Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its obligation to make Fixed Rate Loans, its Fixed Rate Loans, or its Note, or shall change the basis of taxation of payments to the Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or in respect of any other amounts due under this Agreement, in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans, (except for changes in the rate of tax on the overall net income of the Bank or its Applicable Lending Office imposed by the jurisdiction in which the Bank's principal executive office or Applicable Lending Office is located); or

               (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (B) with respect to any Eurodollar Loan any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, the Bank (or its Applicable Lending Office) or shall impose on the Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its obligation to make Fixed Rate Loans, its Fixed Rate Loans or its Note;

               and the result of any of the foregoing is to increase the cost to the Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by the Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by the Bank to be material, then, within 15 days after demand by the Bank, the Borrower agrees to pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction.

          (b) If the Bank shall have determined that the adoption, after the date hereof, of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its Applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate the Bank for such reduction.

          (c) The Bank will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of the Bank, be otherwise disadvantageous to the Bank. A certificate by an officer of the Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall, in the absence of manifest error, constitute prima facie evidence of such amount. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower hereby represents and warrants to the Bank that:

     5.1 Corporate Existence and Power. The Borrower is a corporation duly organized, incorporated, validly existing and in good standing under the laws of the State of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     5.2 Corporate and Governmental Authorization: Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Consolidated Subsidiaries.

     5.3 Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and the Notes, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower.

     5.4 Financial Information.

          (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 1998 and the related consolidated statements of income and retained earnings and cash flows of the Borrower and its Consolidated Subsidiaries for the fiscal year then ended, certified by PricewaterhouseCoopers, certified public accountants, and set forth in the Borrower's most recent Annual Report on Form 10-K, a copy of which has been delivered to the Bank, fairly present in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries at such date and the consolidated results of operations for such fiscal year;

          (b) Since December 31, 1998 there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, other than as a result of the recognition of post-employment costs prior to the period in which such benefits are paid.

     5.5 Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against, the Borrower or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision which would materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement or the Notes.

     5.6 Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code except where the failure to comply would not have a material adverse effect on the Borrower and its Consolidated Subsidiaries taken as a whole. No member of the ERISA Group has incurred any unsatisfied material liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     5.7 Taxes. United States Federal income tax returns of the Borrower and its Consolidated Subsidiaries have been examined and closed through the fiscal year ended December 31, 1993. The Borrower and its Consolidated Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due reported on such returns or pursuant to any assessment received by the Borrower or any Consolidated Subsidiary, to the extent that such assessment has become due. The charges, accruals and reserves on the books of the Borrower and its Consolidated Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate except for those which are being contested in good faith by the Borrower.

     5.8 Subsidiaries. Each of the Borrower's Consolidated Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, all to the extent material to the Borrower and its Subsidiaries taken as a whole.


                                    SECTION 6
                                    COVENANTS
                                    ---------


     So long as the Commitment shall be in effect or the Note is outstanding, the Borrower agrees that:

     6.1 Information. The Borrower will deliver to the Bank:

          (a) as soon as available and in any event within 95 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such year, and consolidated statements of income and retained earnings and statement of cash flows of the Borrower and its Consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the preceding fiscal year, all reported on by PricewaterhouseCoopers or other independent certified public accountants of nationally recognized standing;

          (b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Borrower, an unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and statement of cash flows of the Borrower and its Consolidated Subsidiaries for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to changes resulting from year-end adjustments) as to fairness of presentation, in conformity with generally accepted accounting principles (other than as to footnotes) and consistency except to the extent of any changes described therein and permitted by generally accepted accounting principles) by the chief financial officer or the chief accounting officer of the Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections

     6.6 to 6.8, inclusive, on the date of such financial statements and (ii) stating whether any Default has occurred and is continuing on the date of such certificate and, if any Default then has occurred and is continuing, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) within 10 days of the chief executive officer, chief operating officer, principal financial officer or principal accounting officer of the Borrower obtaining knowledge of any event or circumstance known by such person to constitute a Default, if such Default is then continuing, a certificate of the principal financial officer or the principal accounting officer of the Borrower setting forth the details thereof and within five days thereafter, a certificate of either of such officers setting forth the action which the Borrower is taking or proposes to take with respect thereto;

          (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

          (g) if and when the chief executive officer, chief operating officer, principal financial officer or principal accounting officer of the Borrower obtains knowledge that any member of the ERISA Group (i) has given or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) has received notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; or (iii) has received notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice;

          (h) if at any time the value of all "margin stock" (as defined in Regulation U) owned by the Borrower and its Consolidated Subsidiaries exceeds (or would, following application of the proceeds of an intended Loan hereunder, exceed) 25% of the value of the total assets of the Borrower and its Consolidated Subsidiaries, in each case as reasonably determined by the Borrower, prompt notice of such fact; and

          (i) from time to time such additional information regarding the financial position or business of the Borrower as the Bank may reasonably request; provided, however, that the Borrower shall be deemed to have satisfied its obligations under clauses (a) and (b) above if and to the extent that the Borrower has provided to the Bank pursuant to clause (f) the periodic reports on Forms 10-Q and 10-K required to be filed by the Borrower with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, for the quarterly and annual periods described in such clauses (a) and (b).

     6.2 Maintenance of Property; Insurance.

          (a) The Borrower will maintain or cause to be maintained in good repair, working order and condition all properties used and useful in the business of the Borrower and each Consolidated Subsidiary and from time to time will make or cause to be made all appropriate repairs, renewals and replacement thereof, except where the failure to do so would not have a material adverse effect on the Borrower and its Consolidated Subsidiaries taken as a whole.

          (b) The Borrower will maintain or cause to be maintained, for itself and its Consolidated Subsidiaries, all to the extent material to the Borrower and its Consolidated Subsidiaries taken as a whole, physical damage insurance on all real and personal property on an all risks basis, covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, public liability insurance in an amount not less than $10,000,000 and such other insurance of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances.

     6.3 Conduct of Business and Maintenance of Existence. The Borrower will continue, and will cause each Consolidated Subsidiary to continue, to engage predominantly in business of the same general type as now conducted by the Borrower and its Consolidated Subsidiaries, and, except as otherwise permitted by Section 6.10 hereof, will preserve, renew and keep in full force and effect, and will cause each Consolidated Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights and franchises necessary in the normal conduct of business, all to the extent material to the Borrower and its Consolidated Subsidiaries taken as a whole.

     6.4 Compliance with Laws. The Borrower will comply, and cause each Consolidated Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, ERISA and the rules and regulations thereunder and all federal, state and local statutes laws or regulations or other governmental restrictions relating to environmental protection, hazardous substances or the cleanup or other remediation thereof) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to comply would not have a material adverse effect on the Borrower and its Consolidated Subsidiaries taken as a whole.

     6.5 Inspection of Property, Books and Records.

          (a) The Borrower will keep, and will cause each Consolidated Subsidiary to keep, proper books of record and account in accordance with sound business practice so as to permit its financial statements to be prepared in accordance with generally accepted accounting principles; and will permit representatives of the Bank at the Bank's expense to visit and inspect any of the Borrower's properties, to examine and make abstracts from any of the Borrower's corporate books and financial records and to discuss the Borrower's affairs, finances and accounts with the principal officers of the Borrower and its independent public accountants, all at such reasonable times and as often as may reasonably be necessary to ensure compliance by the Borrower with its obligations hereunder.

          (b) With the consent of the Borrower (which consent will not be unreasonably withheld) or, if an Event of Default has occurred and is continuing, without the requirement of any such consent, the Borrower will permit representatives of the Bank, at the Bank's expense, to visit and inspect any of the properties of and to examine the corporate books and financial records of any Consolidated Subsidiary and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of such Consolidated Subsidiary with its and the Borrower's principal officers and the Borrower's independent public accountants, all at such reasonable times and as often as the Bank may reasonably request.

     6.6 Cash Flow to Total Borrowed Funds. The ratio of Cash Flow to Total Borrowed Funds shall not be less than .30 for any consecutive four quarters, such ratio to be calculated at the end of each quarter on a trailing four quarter basis.

     6.7 Total Borrowed Funds to Consolidated Net Worth. Total Borrowed Funds will not exceed 85% of Consolidated Net Worth at end of any quarter of any fiscal year.

     6.8 Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than $550,000,000 plus 25% of the consolidated net income of the Borrower at the end of each fiscal quarter for each fiscal year commencing after the fiscal year ending December 31, 1994.

     6.9 Negative Pledge. Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for:

          (a) Liens existing on the date hereof;

          (b) any Lien existing on any asset of any corporation at the time such
     corporation   becomes  a   Consolidated   Subsidiary  and  not  created  in
     contemplation of such event;

          (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (d) any Lien on any asset of any corporation existing at the time such corporation is merged into or consolidated with the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

          (f) any Lien created in connection with capitalized lease obligations, but only to the extent that such Lien encumbers property financed by such capital lease obligation and the principal component of such capitalized lease obligation is not increased;

          (g) Liens arising in the ordinary course of its business which (i) do not secure Debt and (ii) do not in the aggregate materially impair the operation of the business of the Borrower and its Consolidated Subsidiaries, taken as a whole;

          (h) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

          (i) Liens securing taxes, assessments, fees or other governmental charges or levies, Liens securing the claims of materialmen, mechanics, carriers, landlords, warehousemen and similar Persons, Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other similar laws, Liens to secure surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings so long as the enforcement of such Liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings;

          (j) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Net Worth; and

          (k) any Liens on property arising in connection with a securities repurchase transaction.

     6.10 Consolidations, Mergers and Sales of Assets. The Borrower will not (i) consolidate or merge with or into any other Person (other than a Subsidiary of the Borrower) unless the Borrower's shareholders immediately before the merger or consolidation are to own more than 70% of the combined voting power of the resulting entity's voting securities or (ii) sell, lease or otherwise transfer all or substantially all of the Borrower's business or assets to any other Person (other than a Subsidiary of the Borrower). The Borrower will not permit any Significant Subsidiary or (in a series of related transactions) any Significant Group of Subsidiaries to consolidate with, merge with or into or transfer all of any substantial part of its assets to any Person other than the Borrower or a Subsidiary of the Borrower.

     6.11 Use of Proceeds. The proceeds of the Loans will be used for general corporate purposes, including the making of acquisitions. No part of the proceeds of any Loan hereunder will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate of buying or carrying any "margin stock" in violation of Regulation U. If requested by the Bank, the Borrower will furnish to the Bank in connection with any Loan hereunder a statement in conformity with the requirements of Federal Reserve Form U-l referred to in Regulation U.


                                    SECTION 7
                                EVENTS OF DEFAULT
                                -----------------


     7.1 Events of Default. If any one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay (i) any principal of any Loan when due or (ii) interest on any Loan or any commitment fee within four days after the same has become due; or

          (b) the Borrower shall fail to observe or perform any covenant contained in Section 6.1(d) or Sections 6.6 to 6.8 or 6.10 hereof; or

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause
     (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Bank; or

          (d) any representation, warranty or certification made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect upon the date when made or deemed made; or

          (e) (1) the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries defaults in any payment at any stated maturity of principal of or interest on any other obligation for money borrowed (or any capitalized lease obligation, any obligation under a purchase money mortgage, conditional sale or other title retention agreement or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto or (2) the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries defaults in any payment other than at any stated maturity of principal of or interest on any other obligation for money borrowed (or any capitalized lease obligation, any obligation under a purchase money mortgage, conditional sale or other title retention agreement or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing), and the effect of such default with respect to a payment other than at any stated maturity, failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due or to require the purchase thereof prior to any stated maturity; Provided that the aggregate amount of all obligations as to which any such payment defaults (whether or not at stated maturity), failures or other events shall have occurred and be continuing exceeds $10,000,000 and provided, further, that it is understood that the obligations referred to herein exclude those obligations arising in connection with securities repurchase transactions; or

          (f) the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (g) an involuntary case or other proceeding shall be commenced against the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries under the federal bankruptcy laws as now or hereafter in effect; or

          (h) any member of the ERISA Group shall fail to pay when due any amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA (except where such liability is contested in good faith by appropriate proceedings as permitted under Section 6.4); or notice of intent to terminate a Material Plan (other than any multiple employer plan within the meaning of Section 4063 of ERISA) shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under

     Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any such Material Plan; or

          (i) judgments or orders for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries and such judgments or orders shall continue unsatisfied and unstayed for a period of 60 days; or

          (j) any person or group of persons (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), other than the Borrower or any of its Subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30% or more of the combined voting power of the Borrower's then outstanding voting securities; or a tender offer or exchange offer (other than an offer by the Borrower or a Subsidiary) pursuant to which 30% or more of the combined voting power of the Borrower's then outstanding voting securities was purchased, expires; or during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Borrower cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Borrower's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

          then, and in every such event, (1) in the case of any of the Events of Default specified in paragraphs (f) or (g) above, the Commitment shall thereupon automatically be terminated and the principal of and accrued interest on the Note shall automatically become due and payable without presentment, demand, protest or other notice or formality of any kind, all of which are hereby expressly waived and (2) in the case of any other Event of Default specified above, the Bank may, by notice in writing to the Borrower, terminate the Commitment hereunder, if still in existence, and it shall thereupon be terminated, and the Bank may, by notice in writing to the Borrower, declare the Note and all other sums payable under this Agreement to be, and the same shall thereupon forthwith become, due and payable without presentment, demand, protest or other notice or formality of any kind, all of which are hereby expressly waived.


                                    SECTION 8
                                  MISCELLANEOUS
                                  -------------


     8.1 Notices. Unless otherwise specified herein all notices, requests, demands or other communications to or from the parties hereto shall be sent by United States mail, certified, return receipt requested, telegram, telex or facsimile, and shall be deemed to have been duly given upon receipt thereof. In the case of a telex, receipt of such communication shall be deemed to occur when the sender receives its answer back. In the case of a facsimile, receipt of such communication shall be deemed to occur when the sender confirms such receipt by telephone. Any such notice, request, demand or communication shall be delivered or addressed as follows:

          (a) if to the Borrower, to it at 1271 Avenue of the Americas, New York, New York 10020; Attention: Vice President and Treasurer (with a copy at the same address to the Senior Vice President and General Counsel);

          (b) if to the Bank, communications relating to its Eurodollar Loans shall be delivered or addressed to the address or telex number set forth on the signature pages hereof for its Eurodollar Lending Office and all other communications shall be delivered or addressed to the address or telex number set forth on the signature pages hereof for its Domestic Lending Office;

          or at such other address or telex number as any party hereto may designate by written notice to the other party hereto.

     8.2 Amendments and Waivers; Cumulative Remedies.

          (a) None of the terms of this Agreement may be waived, altered or amended except by an instrument in writing duly executed by the Borrower and the Bank.

          (b) No failure or delay by the Bank in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

     8.3 Successors and Assigns.

          (a) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Bank, except that the Borrower may not assign or otherwise transfer any of its rights and obligations under this Agreement except as provided in Section 6.10 hereof, without the prior written consent of the Bank which the Bank shall not unreasonably delay or withhold.

          (b) The Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower the Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement. Any agreement pursuant to which the Bank may grant such a participating interest shall provide that the Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that the Bank will not agree to any modification, amendment or waiver of this Agreement (i) which increases or decreases the Commitment of the Bank (ii) reduces the principal of or rate of interest on any Loan or fees hereunder or (iii) postpones the date fixed for any payment of principal of or interest on any Loan or any fees hereunder without the consent of the Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12 and 4 with respect to its participating interest.

          (c) The Bank may at any time assign all or any portion of its rights under this Agreement and the Note or Notes to a Federal Reserve Bank. No such assignment shall release the Bank from its obligations hereunder.

          (d) No Participant or other transferee of the Bank's rights shall be entitled to receive any greater payment under Sections 2.12 and 4.1 through
     4.3 than the Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 4.3(c) requiring the Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     8.4 Expenses; Documentary Taxes; Indemnification.

          (a) The Borrower shall pay (i) all out-of-pocket expenses and internal charges of the Bank (including reasonable fees and disbursements of counsel) in connection with any Default hereunder and (ii) if there is an Event of Default, all out-of-pocket expenses incurred by the Bank (including reasonable fees and disbursements of counsel) in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. The Borrower shall indemnify the Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Note.

          (b) The Borrower agrees to indemnify the Bank and hold the Bank harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for the Bank in connection with any investigative, administrative or judicial proceeding, whether or not the Bank shall be designated a party thereto) which may be incurred by the Bank relating to or arising out of any actual or proposed use of proceeds of Loans hereunder or any merger or acquisition involving the Borrower; provided, that the Bank shall not have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     8.5   Counterparts.   This  Agreement  may  be  signed  in  any  number  of
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     8.6 Headings; Table of Contents. The section and subsection headings used herein and the Table of Contents have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

     8.7 Governing Law. This Agreement and the Note shall be construed in accordance with and governed by the law of the State of New York.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of May 1, 1999.

                                        THE INTERPUBLIC GROUP OF
                                        COMPANIES, INC.

                                        By:     /s/ Alan Forster
                                           -------------------------------------
                                                VP & Treasurer
                                           -------------------------------------



                                        HSBC BANK USA

                                        By:    /s/ Jeremy P. Bollington
                                           -------------------------------------

                                        Title:     Vice President
                                              ----------------------------------


                                        Domestic & Eurodollar Lending Office
                                        HSBC Bank USA
                                        140 Broadway
                                        New York, New York 10005-1196

                                        Attn: Mr. Jeremy P. Bollington
                                              VP, Multinationals
                                        Tel #(212) 658-1830
                                        Fax #(212) 658-5109
                                        Fed Wire: ABA Number: 021-001-088
                                        Account Number: 002-600-102
                                        Account Name: Commercial Loans
                                        Reference: The Interpublic Group of
                                          Companies, Inc.
                                        Attention:  Lydia Rivera
                                                    Loan Administrator

                                   EXHIBIT A

                                      NOTE
                                      ----


US $25,000,000                                                       May 1, 1999
                                                              New York, New York


                  FOR VALUE RECEIVED, THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of HSBC BANK USA (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement.

                  All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of the Bank located at 140 Broadway, New York, New York 10005.

                  All Loans made by the Bank, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is the Note referred to in the Credit Agreement dated as of May 1, 1999 between the Borrower and the Bank (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL
---------------------------------------------------------------------------------------
                                              Amount of
                 Amount of                    Principal       Maturity       Notation
   Date            Loan       Type of Loan     Repaid           Date          Made By
------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------


                                   EXHIBIT B

                                MONEY MARKET NOTE
                                -----------------



                                                                     May 1, 1999
                                                              New York, New York


                  FOR VALUE RECEIVED, THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of HSBC BANK USA (the "Bank"), for the account of its Domestic Lending Office, Money Market Rate Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below upon such terms and conditions as may be agreed upon pursuant to said Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement.

                  All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of the Bank located at 140 Broadway, New York, New York, 10005.

                  All Money Market Loans made by the Bank, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is one of the Money Market Notes referred to in the Credit Agreement dated as of May 1, 1999 between the Borrower and the Bank (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                        By:
                                           -------------------------------------


                                        Title:
                                              ----------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL
---------------------------------------------------------------------------------------
                                              Amount of
                 Amount of                    Principal       Maturity       Notation
   Date            Loan       Type of Loan     Repaid           Date          Made By
------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------


                                                                     EXHIBIT 10B

                                      NOTE
                                      ----


US $25,000,000                                                       May 1, 1999
                                                              New York, New York


                  FOR VALUE RECEIVED, THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of HSBC BANK USA (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement.

                  All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of the Bank located at 140 Broadway, New York, New York 10005.

                  All Loans made by the Bank, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is the Note referred to in the Credit Agreement dated as of May 1, 1999 between the Borrower and the Bank (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


                                        By:       /s/ Alan Forster
                                           -------------------------------------

                                        Title:      VP & Treasurer
                                              ----------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL
---------------------------------------------------------------------------------------
                                              Amount of
                 Amount of                    Principal       Maturity       Notation
   Date            Loan       Type of Loan     Repaid           Date          Made By
------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------


                                                                     EXHIBIT 10C

                                MONEY MARKET NOTE
                                -----------------



                                                                     May 1, 1999
                                                              New York, New York


                  FOR VALUE RECEIVED, THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of HSBC BANK USA (the "Bank"), for the account of its Domestic Lending Office, Money Market Rate Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below upon such terms and conditions as may be agreed upon pursuant to said Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement.

                  All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of the Bank located at 140 Broadway, New York, New York, 10005.

                  All Money Market Loans made by the Bank, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is one of the Money Market Notes referred to in the Credit Agreement dated as of May 1, 1999 between the Borrower and the Bank (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                        By:    /s/ Alan M. Forster
                                           -------------------------------------
                                                   Alan M. Forster

                                        Title:  Vice President & Treasurer
                                              ----------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL
---------------------------------------------------------------------------------------
                                              Amount of
                 Amount of                    Principal       Maturity       Notation
   Date            Loan       Type of Loan     Repaid           Date          Made By
------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------


                                                                         EX 10-D


                                  $361,000,000


                    THE INTERPUBLIC GROUP OF COMPANIES, INC.



                  1.87% CONVERTIBLE SUBORDINATED NOTES DUE 2006




                               PURCHASE AGREEMENT

















 May 26, 1999

                                                                    May 26, 1999


Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

Dear Sirs and Mesdames:

         The Interpublic Group of Companies, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several purchasers named in
Schedule I hereto (the "INITIAL PURCHASERS") $313,000,000 aggregate principal amount at maturity of its 1.87% Convertible Subordinated Notes due 2006 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture dated as of June 1, 1999 (the "INDENTURE") between the Company and The Bank of New York, as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $48,000,000 aggregate principal amount at maturity of its 1.87% Convertible Subordinated Notes due 2006 (the "Additional Securities") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such 1.87% Convertible Subordinated Notes due 2006 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "SECURITIES". The Securities will be convertible into shares of Common Plan of the Company, par value $0.10 per share (the "COMMON STOCK" and such reserved convertible shares into which the Securities are convertible, the "UNDERLYING SECURITIES"), together with the rights (the "RIGHTS") evidenced by such Underlying Securities to the extent provided in the Preferred Share Rights Plan (the "RIGHTS PLAN") dated as of August 1, 1989, between the Company and First Chicago Trust Company of New York.

         The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act, and to institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that deliver a letter in the form annexed to the Final Memorandum (as defined below).

         The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the date hereof between the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

         In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the "PRELIMINARY MEMORANDUM") and will prepare a final offering memorandum (the "FINAL MEMORANDUM" and, with the Preliminary Memorandum, each a "MEMORANDUM") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein. The terms "SUPPLEMENT", "AMENDMENT" and "AMEND" as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the

Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

           1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

                  (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act that is incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

                  (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (c) Each wholly-owned subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so incorporated or qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except to the extent that the failure to be so authorized, issued and fully paid and non-assessable and so owned would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The Final Memorandum describes accurately as to legal matters in all material respects the authorized capital stock of the Company.

                  (f) The shares of Common Plan outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable.

                  (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued and the Registration Rights Agreement.

                  (h) (1) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights and (2) the Rights, if any, issuable upon conversion of the Securities have been duly authorized and, when and if issued upon conversion in accordance with the terms of the Indenture and the Rights Plan, will have been validly issued.

                  (i) Each of the Indenture and the Registration Rights Agreement will be, as of the Closing Date, duly authorized, executed and delivered by, and will be, as of the Closing Date, a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

                  (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

                  (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum.

                  (l) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Memorandum.

                  (m) The  Company  is  not,  and  after  giving  effect  to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (n) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through any agent (other than the Initial Purchasers or any Affiliate of any Initial Purchasers, as to which no representation is made), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities, (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (o) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  (p) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                  (q) The Company has reviewed and is continuing to review its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Preliminary Memorandum or Final Memorandum which have not been accurately described in the Preliminary Memorandum or Final Memorandum and (B) the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and
         (ii) the Company reasonably believes, after due inquiry, that the critical suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner (or that the Company has a reasonable belief that its contingency plans for such third parties' failure to address the Year 2000 Problem will be in place) except to the extent that a failure to address the Year 2000 Problem by any such critical supplier, vendor, customer or other material third party would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

           2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective aggregate principal amount at maturity of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of 81.218% of the aggregate principal amount thereof at maturity (the "PURCHASE PRICE") plus accrued interest, if any, to the Closing Date.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have a one-time right to purchase, severally and not jointly, up to $48,000,000 aggregate principal amount at maturity of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. If Morgan Stanley & Co. Incorporated, on behalf of the Initial Purchasers, elects to exercise such option, Morgan Stanley & Co. Incorporated shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the aggregate principal amount at maturity of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4 solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. If any Additional Securities are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the aggregate principal amount at maturity of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total aggregate principal amount at maturity of Additional Securities to be purchased as the aggregate principal amount at maturity of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total aggregate principal amount at maturity of Firm Securities.

         The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Final Memorandum,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement,
(B) the issuance of Common Plan upon conversion of the Securities or other debentures outstanding on the date hereof, (C) the grant of any option or the issuance by the Company of any shares of common stock upon the exercise of an option outstanding on the date hereof pursuant to the Company stock option plans, (D) the issuance of any shares of restricted stock pursuant to the Company's employees incentive plan or (E) the issuance of Common Plan as consideration for acquisitions or the contracting to do so; provided however that in no event shall the amount of Common Plan issued pursuant to clause (E) exceed 2% of the total number of shares of Common Plan outstanding as at the date hereof.

           3. Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

           4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on June 1, 1999, or at such other time on the same or such other date, not later than June 8, 1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

         Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the notice described in Section 2 or at such other time on the same or on such other date, in any event not later than July 9,1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

         Certificates for the Firm Securities and Additional Securities shall be in definitive form or global form, as specified by you and as required under the terms of the Indenture, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Securities and Additional Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

           5. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

                  (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  (c) The Initial Purchasers shall have received on the Closing Date an opinion of Cleary, Gottlieb, Steen & Hamilton, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A.

                  (d) The Initial Purchasers shall receive on the Closing Date an opinion of Nicholas J. Camera, General Counsel to the Company, to the effect set forth in Exhibit B.

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial

         Purchasers,  dated the Closing Date, to the effect set forth in Exhibit
         C.

                  (f) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from PricewaterhouseCoopers LLP., independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into each Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (g) The "lock-up" agreements, each substantially in the form of Exhibit D hereto, between you and Philip H. Geier, Jr., Eugene P. Beard, John J. Dooner, Jr., Frank B. Lowe and Martin F. Puris of the Company relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

         The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication and issuance of the Additional Securities and other matters related to the execution, authentication and issuance of the Additional Securities.

           6. Covenants of the Company. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

                  (a) To furnish to you in New York City, without charge, prior to 5:00 p.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

                  (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities,
         (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company (for the avoidance of doubt, excluding transportation and lodging expenses of the representatives of the Initial Purchasers) and any such consultants, and the cost of any aircraft chartered in connection with the road show and (ix) all other cost and expenses of the Company incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

                  (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  (g) Not to solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (h) While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (i) If requested by you, to use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

                  (j) During the period of two years after the Closing Date or the Option Closing Date, if later, the Company will not, and will not permit any of its affiliates (as defined in Rule 144A under the Securities Act) to resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144A that have been reacquired by any of them.

           7. Offering of Securities; Restrictions on Transfer. Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (1) QIBs or (2) other institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("INSTITUTIONAL ACCREDITED INVESTORS") that, prior to their purchase of the Securities, deliver to such Initial Purchaser a letter containing the representations and agreements set forth in Annex A to the Memorandum that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions".

           8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) on account of any such loss, claim, damage, judgment, liability or expense arising from the sale of the Notes by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Memorandum was corrected in the Final Memorandum and such Initial Purchaser sold Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Final Memorandum (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to such Initial Purchaser on a timely basis.

          (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in either Memorandum or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the Final Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective aggregate principal amount at maturity of Securities they have purchased hereunder, and not joint.

          (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f)  The  indemnity  and  contribution  provisions  contained  in this
Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

           9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Plan Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

          10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date, or the Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount at maturity of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount at maturity of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the aggregate principal amount at maturity of Firm Securities set forth opposite their respective names in
Schedule I bears to the aggregate principal amount at maturity of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount at maturity of Securities that any Initial
Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such aggregate principal amount at maturity of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount at maturity of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount at maturity of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount at maturity of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount at maturity of Additional Securities to be purchased, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase Additional Securities or (b) purchase not less than the aggregate principal amount at maturity of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

         If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial
Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

          11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.




                                            Very truly yours,

                                            THE INTERPUBLIC GROUP OF
                                            COMPANIES, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:




Accepted as of the date hereof


Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.

Acting severally on behalf of themselves and the several Initial Purchasers named in Schedule I hereto.

By:   Morgan Stanley & Co. Incorporated



By:
   -----------------------------------
   Name:
   Title:

                                                                SCHEDULE I



                                                    AGGREGATE PRINCIPAL
                                                   AMOUNT AT MATURITY OF
                                                   FIRM SECURITIES TO BE
         INITIAL PURCHASER                                PURCHASED
--------------------------------------------------------------------------



Morgan Stanley & Co. Incorporated..........                   $219,100,000

Goldman, Sachs & Co........................                     46,950,000

Salomon Smith Barney Inc...................                     46,950,000
                                                   -----------------------
         Total:............................                   $313,000,000
                                                   =======================

                                                                       EXHIBIT A



                  OPINION OF CLEARY, GOTTLIEB, STEEN & HAMILTON

         The opinion of Cleary, Gottlieb, Steen & Hamilton, outside counsel for the Company, to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that, subject to such counsel's standard qualifications and assumptions:

           A. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

           B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

           C. Each of the Indenture and Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

           D. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

           E. The statements in the Final Memorandum under the captions "Description of the Notes", "Description of Capital Plan -- Rights" and "Transfer Restrictions", insofar as such statements purport to summarize the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

           F. The statements in the Final Memorandum under the caption "Certain Federal Income Tax Considerations," insofar as such statements purport to summarize federal laws of the United States referred to therein, constitute a fair summary of the principal United States federal income tax considerations relating to a purchase of the Notes.

           G. Such counsel (i) is of the opinion that each document incorporated by reference in the Final Memorandum (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion), complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Final Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           H. Based upon the representations, warranties and agreements of the Company in Sections 1(n), 1(p), 6(f), and 6(g) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

         With respect to paragraph G above, counsel may state that his or her opinion and belief are based upon his or her participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except as specified.

                                                                       EXHIBIT B



                    OPINION OF GENERAL COUNSEL OF THE COMPANY

         The opinion of Nicholas J. Camera, General Counsel for the Company, to be delivered pursuant to Section 5(d) of the Purchase Agreement shall be to the effect, subject to such counsel's standard qualifications and assumptions that:

           A. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

           B. Each wholly-owned subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so incorporated or qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

           C. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

           D. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Final Memorandum.

           E. The shares of common stock outstanding on the Closing Date have been duly authorized and are validly issued, fully paid and non-assessable.

           F. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

           G. (1) The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights and (2) the Rights, if any, issuable upon conversion of the Securities have been duly authorized and, when and if issued upon conversion in accordance with the terms of the Indenture and the Rights Plan, will have been validly issued.

           H. Each of the Indenture and Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

           I. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration
Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

           J. After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings fairly summarized in all material respects in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Purchase Agreement, the Indenture, the
Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Memorandum.

           K. Such counsel (i) is of the opinion that each document incorporated by reference in the Final Memorandum (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion), complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Final Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to paragraph K above, counsel may state that his or her opinion and belief are based upon his or her participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except as specified.

                                                                       EXHIBIT C


                        OPINION OF DAVIS POLK & WARDWELL

         The  opinion of Davis  Polk &  Wardwell  to be  delivered  pursuant  to
Section 5(e) of the Purchase Agreement shall be to the effect that:

           A. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

           B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

           C. The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights and the Rights, if any, issuable upon conversion of the Securities have been duly authorized and, when and if issued upon conversion in accordance with the terms of the Indenture and the Rights Plan, will have been validly issued.

           D. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

           E. The statements in the Final Memorandum under the captions "Description of the Notes", "Plan of Distribution" and "Transfer Restrictions", insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

           F. Such counsel has no reason to believe that (except for financial statements and other financial and statistical data as to which such counsel need not express any belief) the Final Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           G. Based upon the representations, warranties and agreements of the Company in Sections 1(n), 1(p), 6(f), and 6(g) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

         With respect to paragraph F above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

                                                                       EXHIBIT D


                            [FORM OF LOCK-UP LETTER]


                                                 , 1999



Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY 10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with The Interpublic Group of Companies, Inc., a Delaware corporation (the "COMPANY"), providing for the offering (the "OFFERING") by the several Initial Purchasers, including Morgan Stanley (the "INITIAL PURCHASERS"), of $313,000,000 aggregate principal amount at maturity of 1.87% Convertible Subordinated Notes due 2006 of the Company (the "SECURITIES"). The Securities will be convertible into shares of Common Plan of the Company, par value $0.10 per share of the Company (the "COMMON STOCK").

         To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the "FINAL MEMORANDUM"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Plan or any securities convertible into or exercisable or exchangeable for Common Plan or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Plan, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Plan or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) transactions relating to shares of Common Plan or other securities acquired in open market transactions after the completion of the Offering, (2) sales of shares of Common Plan, or options with respect thereto, to the Company, (3) the exercise of any options with respect to the Common Plan and (4) the sale of shares of Common Plan in order to pay any taxes arising from any gains from the exercise of any options with respect to the Common Plan; provided that in no event shall the aggregate amount of shares of Common Plan sold pursuant to clause (4) hereof by the undersigned and the other officers and directors of the Company who have signed similar "lock-up" agreements on the date hereof shall exceed 75,000. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Plan or any security convertible into or exercisable or exchangeable for Common Plan.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will be made only pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

                                            Very truly yours,



                                            ------------------------------------
                                            (Name)


                                            ------------------------------------
                                            (Address)

                                                                   Exhibit 10(e)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                             PLAN OPTION CERTIFICATE
          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE
          -------------------------------------------------------------

THIS IS TO CERTIFY that, on the date shown below, an Option was granted, subject to the Rules of the above-mentioned Plan, to the under-mentioned to subscribe at the Exercise Price stated below the number of shares of Common Plan of The Interpublic Group of Companies, Inc. specified below.

Grantee:  Name:   Frank J. Borelli

Date of Grant:    June 4, 1999

Number of shares of Common Plan subject to the Option:  2,000

Exercise Price per share:  $78.6563

Option Expiration Date:  June 4, 2009

The Option may not be exercised in any part until June 4, 2002. Thereafter the Option shall be exercisable in its entirety.


IN WITNESS WHEREOF this Certificate was duly executed this 4th day of June, 1999 by THE INTERPUBLIC GROUP OF COMPANIES, INC. by the affixing of its common seal in the presence of : -


                                 Senior Vice President  /s/ C. Kent Kroeber
                                                      --------------------------
                                                            C. Kent Kroeber


                                             Secretary  /s/ Nicholas J. Camera
                                                      --------------------------
                                                            Nicholas J. Camera



Grantee:
        -----------------------
              (Signature)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

             The Interpublic Outside Directors' Plan Incentive Plan

                                    EXHIBIT A


                  OPTION CERTIFICATE between The Interpublic Group of Companies,
Inc. (hereinafter called "the Corporation"), and the individual whose name appears on the document to which this Option Certificate is attached (hereinafter called the "Cover Document"), such individual being an Outside Director of the Corporation (hereinafter called "the Grantee");

                  PURSUANT TO and under all the terms and conditions of THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN (hereinafter called "the Plan"), the Corporation offers the Grantee an opportunity to purchase shares of the Common Plan of the Corporation on the following terms and conditions:

                  l. The Corporation hereby irrevocably grants to the Grantee the right and option (hereinafter called "the Option") to purchase from the Corporation an aggregate of that number of shares of the Common Plan of the Corporation shown on the Cover Document in accordance with all the terms and conditions of the Plan and this Agreement.

                  2. The purchase price of said shares is shown in the Cover Document. All issue and transfer taxes upon the sale of shares pursuant to the exercise of all or any part of the Option and all fees and expenses incident thereto shall be paid by the Corporation.

                  3. The term of the Option shall be for a period of ten years from the date as of which the Option is granted, subject to earlier termination as provided herein.

                  4. The Option may not be exercised in any part until the date on the Cover Document.

                  5. The Option when exercisable may be exercised at one time or from time to time except that such partial exercise of the Option shall be for 50 shares or a multiple thereof, or for all the remaining shares thereunder, whichever is the lesser.

                  6. The purchase price of the shares as to which the Option shall be exercised shall be paid in full in cash at the time of the exercise. If payment is made by check or draft, such check or draft must be drawn on a bank located in the United States of America.

                  7. This Option is not transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Grantee, this Option may be exercised only by the Grantee.

                  8. (a) Upon Grantee's cessation of service as an Outside Director for any reason (including death) the Option, if exercisable upon the date of cessation of service, shall continue to be exercisable by the Grantee or the Grantee's legal representatives, heirs or beneficiaries for thirty-six months following cessation of service, but in no event shall the Option be exercisable more than ten years from the date it was granted.

                      (b) If the Option is not exercisable on the date on which the Grantee ceases to serve as an Outside Director, then the Option shall be forfeited. If the Option is exercisable and is not exercised in full before it ceases to be exercisable in accordance with paragraph 3 hereof and the preceding provisions of this paragraph 8, the Option shall, to the extent not previously exercised, thereupon be forfeited.

             9. The Grantee shall not have voting or dividend rights or any other rights of a stockholder in respect of any shares of Common Plan covered by this Option prior to the time that his or her name is recorded on the stockholder ledger of the Corporation as the holder of record of such shares acquired pursuant to an exercise of the Option.

             10. Subject to the terms and conditions of the Plan and of this Agreement, any exercise of this Option shall be by written notice delivered to the Chief Executive Officer or the Secretary of the Corporation, at its principal office, which is now located at 1271 Avenue of the Americas, Rockefeller Center, New York, New York 10020. Such written notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of said shares, whereupon the Corporation shall deliver a certificate or certificates representing said shares as soon as practicable. Unless there has been an effective registration of the securities offered under the Plan pursuant to the Securities Act of 1933, upon exercise of the Option the Grantee shall also furnish a statement in writing that the shares are being acquired for investment purposes and not with a view to their sale or distribution.

             11. This Option shall not be treated as an incentive stock plan for purposes of Section 422 of the Internal Revenue Code of 1986, as amended from time to time or any successor provision.

             12. All words and phrases used herein shall have the same meaning as in the Plan, and all provisions, terms and conditions of the Plan not herein specifically set forth are incorporated herein by reference.

(6/4/99)

                                                                   Exhibit 10(f)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                             PLAN OPTION CERTIFICATE
          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE

THIS IS TO CERTIFY that, on the date shown below, an Option was granted, subject to the Rules of the above-mentioned Plan, to the under-mentioned to subscribe at the Exercise Price stated below the number of shares of Common Plan of The Interpublic Group of Companies, Inc. specified below.

Grantee:  Name:   Reginald K. Brack

Date of Grant:    June 4, 1999

Number of shares of Common Plan subject to the Option:  2,000

Exercise Price per share:  $78.6563

Option Expiration Date:  June 4, 2009

The Option may not be exercised in any part until June 4, 2002. Thereafter the Option shall be exercisable in its entirety.


IN WITNESS WHEREOF this Certificate was duly executed this 4th day of June, 1999 by THE INTERPUBLIC GROUP OF COMPANIES, INC. by the affixing of its common seal in the presence of : -


                                 Senior Vice President  /s/ C. Kent Kroeber
                                                      --------------------------
                                                            C. Kent Kroeber


                                             Secretary  /s/ Nicholas J. Camera
                                                      --------------------------
                                                            Nicholas J. Camera



Grantee:
        -----------------------
              (Signature)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

             The Interpublic Outside Directors' Plan Incentive Plan

                                    EXHIBIT A


                  OPTION CERTIFICATE between The Interpublic Group of Companies,
Inc. (hereinafter called "the Corporation"), and the individual whose name appears on the document to which this Option Certificate is attached (hereinafter called the "Cover Document"), such individual being an Outside Director of the Corporation (hereinafter called "the Grantee");

                  PURSUANT TO and under all the terms and conditions of THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN (hereinafter called "the Plan"), the Corporation offers the Grantee an opportunity to purchase shares of the Common Plan of the Corporation on the following terms and conditions:

                  l. The Corporation hereby irrevocably grants to the Grantee the right and option (hereinafter called "the Option") to purchase from the Corporation an aggregate of that number of shares of the Common Plan of the Corporation shown on the Cover Document in accordance with all the terms and conditions of the Plan and this Agreement.

                  2. The purchase price of said shares is shown in the Cover Document. All issue and transfer taxes upon the sale of shares pursuant to the exercise of all or any part of the Option and all fees and expenses incident thereto shall be paid by the Corporation.

                  3. The term of the Option shall be for a period of ten years from the date as of which the Option is granted, subject to earlier termination as provided herein.

                  4. The Option may not be exercised in any part until the date on the Cover Document.

                  5. The Option when exercisable may be exercised at one time or from time to time except that such partial exercise of the Option shall be for 50 shares or a multiple thereof, or for all the remaining shares thereunder, whichever is the lesser.

                  6. The purchase price of the shares as to which the Option shall be exercised shall be paid in full in cash at the time of the exercise. If payment is made by check or draft, such check or draft must be drawn on a bank located in the United States of America.

                  7. This Option is not transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Grantee, this Option may be exercised only by the Grantee.

                  8. (a) Upon Grantee's cessation of service as an Outside Director for any reason (including death) the Option, if exercisable upon the date of cessation of service, shall continue to be exercisable by the Grantee or the Grantee's legal representatives, heirs or beneficiaries for thirty-six months following cessation of service, but in no event shall the Option be exercisable more than ten years from the date it was granted.

                     (b) If the Option is not exercisable on the date on which the Grantee ceases to serve as an Outside Director, then the Option shall be forfeited. If the Option is exercisable and is not exercised in full before it ceases to be exercisable in accordance with paragraph 3 hereof and the preceding provisions of this paragraph 8, the Option shall, to the extent not previously exercised, thereupon be forfeited.

             9. The Grantee shall not have voting or dividend rights or any other rights of a stockholder in respect of any shares of Common Plan covered by this Option prior to the time that his or her name is recorded on the stockholder ledger of the Corporation as the holder of record of such shares acquired pursuant to an exercise of the Option.

             10. Subject to the terms and conditions of the Plan and of this Agreement, any exercise of this Option shall be by written notice delivered to the Chief Executive Officer or the Secretary of the Corporation, at its principal office, which is now located at 1271 Avenue of the Americas, Rockefeller Center, New York, New York 10020. Such written notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of said shares, whereupon the Corporation shall deliver a certificate or certificates representing said shares as soon as practicable. Unless there has been an effective registration of the securities offered under the Plan pursuant to the Securities Act of 1933, upon exercise of the Option the Grantee shall also furnish a statement in writing that the shares are being acquired for investment purposes and not with a view to their sale or distribution.

             11. This Option shall not be treated as an incentive stock plan for purposes of Section 422 of the Internal Revenue Code of 1986, as amended from time to time or any successor provision.

             12. All words and phrases used herein shall have the same meaning as in the Plan, and all provisions, terms and conditions of the Plan not herein specifically set forth are incorporated herein by reference.

(6/4/99)

                                                                   Exhibit 10(g)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                             PLAN OPTION CERTIFICATE
          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE

THIS IS TO CERTIFY that, on the date shown below, an Option was granted, subject to the Rules of the above-mentioned Plan, to the under-mentioned to subscribe at the Exercise Price stated below the number of shares of Common Plan of The Interpublic Group of Companies, Inc. specified below.

Grantee:  Name:   Jill M. Considine

Date of Grant:    June 4, 1999

Number of shares of Common Plan subject to the Option:  2,000

Exercise Price per share:  $78.6563

Option Expiration Date:  June 4, 2009

The Option may not be exercised in any part until June 4, 2002. Thereafter the Option shall be exercisable in its entirety.

IN WITNESS WHEREOF this Certificate was duly executed this 4th day of June, 1999 by THE INTERPUBLIC GROUP OF COMPANIES, INC. by the affixing of its common seal in the presence of : -


                                 Senior Vice President  /s/ C. Kent Kroeber
                                                      --------------------------
                                                            C. Kent Kroeber


                                             Secretary  /s/ Nicholas J. Camera
                                                      --------------------------
                                                            Nicholas J. Camera



Grantee:
        -----------------------
              (Signature)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

             The Interpublic Outside Directors' Plan Incentive Plan

                                    EXHIBIT A


                  OPTION CERTIFICATE between The Interpublic Group of Companies,
Inc. (hereinafter called "the Corporation"), and the individual whose name appears on the document to which this Option Certificate is attached (hereinafter called the "Cover Document"), such individual being an Outside Director of the Corporation (hereinafter called "the Grantee");

                  PURSUANT TO and under all the terms and conditions of THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN (hereinafter called "the Plan"), the Corporation offers the Grantee an opportunity to purchase shares of the Common Plan of the Corporation on the following terms and conditions:

                  l. The Corporation hereby irrevocably grants to the Grantee the right and option (hereinafter called "the Option") to purchase from the Corporation an aggregate of that number of shares of the Common Plan of the Corporation shown on the Cover Document in accordance with all the terms and conditions of the Plan and this Agreement.

                  2. The purchase price of said shares is shown in the Cover Document. All issue and transfer taxes upon the sale of shares pursuant to the exercise of all or any part of the Option and all fees and expenses incident thereto shall be paid by the Corporation.

                  3. The term of the Option shall be for a period of ten years from the date as of which the Option is granted, subject to earlier termination as provided herein.

                  4. The Option may not be exercised in any part until the date on the Cover Document.

                  5. The Option when exercisable may be exercised at one time or from time to time except that such partial exercise of the Option shall be for 50 shares or a multiple thereof, or for all the remaining shares thereunder, whichever is the lesser.

                  6. The purchase price of the shares as to which the Option shall be exercised shall be paid in full in cash at the time of the exercise. If payment is made by check or draft, such check or draft must be drawn on a bank located in the United States of America.

                  7. This Option is not transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Grantee, this Option may be exercised only by the Grantee.

                  8. (a) Upon Grantee's cessation of service as an Outside Director for any reason (including death) the Option, if exercisable upon the date of cessation of service, shall continue to be exercisable by the Grantee or the Grantee's legal representatives, heirs or beneficiaries for thirty-six months following cessation of service, but in no event shall the Option be exercisable more than ten years from the date it was granted.

                     (b) If the Option is not exercisable on the date on which the Grantee ceases to serve as an Outside Director, then the Option shall be forfeited. If the Option is exercisable and is not exercised in full before it ceases to be exercisable in accordance with paragraph 3 hereof and the preceding provisions of this paragraph 8, the Option shall, to the extent not previously exercised, thereupon be forfeited.

             9. The Grantee shall not have voting or dividend rights or any other rights of a stockholder in respect of any shares of Common Plan covered by this Option prior to the time that his or her name is recorded on the stockholder ledger of the Corporation as the holder of record of such shares acquired pursuant to an exercise of the Option.

             10. Subject to the terms and conditions of the Plan and of this Agreement, any exercise of this Option shall be by written notice delivered to the Chief Executive Officer or the Secretary of the Corporation, at its principal office, which is now located at 1271 Avenue of the Americas, Rockefeller Center, New York, New York 10020. Such written notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of said shares, whereupon the Corporation shall deliver a certificate or certificates representing said shares as soon as practicable. Unless there has been an effective registration of the securities offered under the Plan pursuant to the Securities Act of 1933, upon exercise of the Option the Grantee shall also furnish a statement in writing that the shares are being acquired for investment purposes and not with a view to their sale or distribution.

             11. This Option shall not be treated as an incentive stock plan for purposes of Section 422 of the Internal Revenue Code of 1986, as amended from time to time or any successor provision.

             12. All words and phrases used herein shall have the same meaning as in the Plan, and all provisions, terms and conditions of the Plan not herein specifically set forth are incorporated herein by reference.

(6/4/99)

                                                                   Exhibit 10(h)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                             PLAN OPTION CERTIFICATE
          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE

THIS IS TO CERTIFY that, on the date shown below, an Option was granted, subject to the Rules of the above-mentioned Plan, to the under-mentioned to subscribe at the Exercise Price stated below the number of shares of Common Plan of The Interpublic Group of Companies, Inc. specified below.

Grantee:  Name:   Leif H. Olsen

Date of Grant:    June 4, 1999

Number of shares of Common Plan subject to the Option:  2,000

Exercise Price per share:  $78.6563

Option Expiration Date:  June 4, 2009

The Option may not be exercised in any part until June 4, 2002. Thereafter the Option shall be exercisable in its entirety.


IN WITNESS WHEREOF this Certificate was duly executed this 4th day of June, 1999 by THE INTERPUBLIC GROUP OF COMPANIES, INC. by the affixing of its common seal in the presence of : -


                                 Senior Vice President  /s/ C. Kent Kroeber
                                                      --------------------------
                                                            C. Kent Kroeber


                                             Secretary  /s/ Nicholas J. Camera
                                                      --------------------------
                                                            Nicholas J. Camera



Grantee:
        -----------------------
              (Signature)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

             The Interpublic Outside Directors' Plan Incentive Plan

                                    EXHIBIT A


                  OPTION CERTIFICATE between The Interpublic Group of Companies,
Inc. (hereinafter called "the Corporation"), and the individual whose name appears on the document to which this Option Certificate is attached (hereinafter called the "Cover Document"), such individual being an Outside Director of the Corporation (hereinafter called "the Grantee");

                  PURSUANT TO and under all the terms and conditions of THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN (hereinafter called "the Plan"), the Corporation offers the Grantee an opportunity to purchase shares of the Common Plan of the Corporation on the following terms and conditions:

                  l. The Corporation hereby irrevocably grants to the Grantee the right and option (hereinafter called "the Option") to purchase from the Corporation an aggregate of that number of shares of the Common Plan of the Corporation shown on the Cover Document in accordance with all the terms and conditions of the Plan and this Agreement.

                  2. The purchase price of said shares is shown in the Cover Document. All issue and transfer taxes upon the sale of shares pursuant to the exercise of all or any part of the Option and all fees and expenses incident thereto shall be paid by the Corporation.

                  3. The term of the Option shall be for a period of ten years from the date as of which the Option is granted, subject to earlier termination as provided herein.

                  4. The Option may not be exercised in any part until the date on the Cover Document.

                  5. The Option when exercisable may be exercised at one time or from time to time except that such partial exercise of the Option shall be for 50 shares or a multiple thereof, or for all the remaining shares thereunder, whichever is the lesser.

                  6. The purchase price of the shares as to which the Option shall be exercised shall be paid in full in cash at the time of the exercise. If payment is made by check or draft, such check or draft must be drawn on a bank located in the United States of America.

                  7. This Option is not transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Grantee, this Option may be exercised only by the Grantee.

                  8. (a) Upon Grantee's cessation of service as an Outside Director for any reason (including death) the Option, if exercisable upon the date of cessation of service, shall continue to be exercisable by the Grantee or the Grantee's legal representatives, heirs or beneficiaries for thirty-six months following cessation of service, but in no event shall the Option be exercisable more than ten years from the date it was granted.

                     (b) If the Option is not exercisable on the date on which the Grantee ceases to serve as an Outside Director, then the Option shall be forfeited. If the Option is exercisable and is not exercised in full before it ceases to be exercisable in accordance with paragraph 3 hereof and the preceding provisions of this paragraph 8, the Option shall, to the extent not previously exercised, thereupon be forfeited.

             9. The Grantee shall not have voting or dividend rights or any other rights of a stockholder in respect of any shares of Common Plan covered by this Option prior to the time that his or her name is recorded on the stockholder ledger of the Corporation as the holder of record of such shares acquired pursuant to an exercise of the Option.

             10. Subject to the terms and conditions of the Plan and of this Agreement, any exercise of this Option shall be by written notice delivered to the Chief Executive Officer or the Secretary of the Corporation, at its principal office, which is now located at 1271 Avenue of the Americas, Rockefeller Center, New York, New York 10020. Such written notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of said shares, whereupon the Corporation shall deliver a certificate or certificates representing said shares as soon as practicable. Unless there has been an effective registration of the securities offered under the Plan pursuant to the Securities Act of 1933, upon exercise of the Option the Grantee shall also furnish a statement in writing that the shares are being acquired for investment purposes and not with a view to their sale or distribution.

             11. This Option shall not be treated as an incentive stock plan for purposes of Section 422 of the Internal Revenue Code of 1986, as amended from time to time or any successor provision.

             12. All words and phrases used herein shall have the same meaning as in the Plan, and all provisions, terms and conditions of the Plan not herein specifically set forth are incorporated herein by reference.

(6/4/99)

                                                                   EXHIBIT 10(i)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                             PLAN OPTION CERTIFICATE
          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE

THIS IS TO CERTIFY that, on the date shown below, an Option was granted, subject to the Rules of the above-mentioned Plan, to the under-mentioned to subscribe at the Exercise Price stated below the number of shares of Common Plan of The Interpublic Group of Companies, Inc. specified below.

Grantee:  Name:   Allen Questrom

Date of Grant:    June 4, 1999

Number of shares of Common Plan subject to the Option:  2,000

Exercise Price per share:  $78.6563

Option Expiration Date:  June 4, 2009

The Option may not be exercised in any part until June 4, 2002. Thereafter the Option shall be exercisable in its entirety.


IN WITNESS WHEREOF this Certificate was duly executed this 4th day of June, 1999 by THE INTERPUBLIC GROUP OF COMPANIES, INC. by the affixing of its common seal in the presence of : -


                                 Senior Vice President  /s/ C. Kent Kroeber
                                                      --------------------------
                                                            C. Kent Kroeber


                                             Secretary  /s/ Nicholas J. Camera
                                                      --------------------------
                                                            Nicholas J. Camera



Grantee:
        -----------------------
              (Signature)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

             The Interpublic Outside Directors' Plan Incentive Plan

                                    EXHIBIT A


                  OPTION CERTIFICATE between The Interpublic Group of Companies,
Inc. (hereinafter called "the Corporation"), and the individual whose name appears on the document to which this Option Certificate is attached (hereinafter called the "Cover Document"), such individual being an Outside Director of the Corporation (hereinafter called "the Grantee");

                  PURSUANT TO and under all the terms and conditions of THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN (hereinafter called "the Plan"), the Corporation offers the Grantee an opportunity to purchase shares of the Common Plan of the Corporation on the following terms and conditions:

                  l. The Corporation hereby irrevocably grants to the Grantee the right and option (hereinafter called "the Option") to purchase from the Corporation an aggregate of that number of shares of the Common Plan of the Corporation shown on the Cover Document in accordance with all the terms and conditions of the Plan and this Agreement.

                  2. The purchase price of said shares is shown in the Cover Document. All issue and transfer taxes upon the sale of shares pursuant to the exercise of all or any part of the Option and all fees and expenses incident thereto shall be paid by the Corporation.

                  3. The term of the Option shall be for a period of ten years from the date as of which the Option is granted, subject to earlier termination as provided herein.

                  4. The Option may not be exercised in any part until the date on the Cover Document.

                  5. The Option when exercisable may be exercised at one time or from time to time except that such partial exercise of the Option shall be for 50 shares or a multiple thereof, or for all the remaining shares thereunder, whichever is the lesser.

                  6. The purchase price of the shares as to which the Option shall be exercised shall be paid in full in cash at the time of the exercise. If payment is made by check or draft, such check or draft must be drawn on a bank located in the United States of America.

                  7. This Option is not transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Grantee, this Option may be exercised only by the Grantee.

                  8. (a) Upon Grantee's cessation of service as an Outside Director for any reason (including death) the Option, if exercisable upon the date of cessation of service, shall continue to be exercisable by the Grantee or the Grantee's legal representatives, heirs or beneficiaries for thirty-six months following cessation of service, but in no event shall the Option be exercisable more than ten years from the date it was granted.

                      (b) If the Option is not exercisable on the date on which the Grantee ceases to serve as an Outside Director, then the Option shall be forfeited. If the Option is exercisable and is not exercised in full before it ceases to be exercisable in accordance with paragraph 3 hereof and the preceding provisions of this paragraph 8, the Option shall, to the extent not previously exercised, thereupon be forfeited.

             9. The Grantee shall not have voting or dividend rights or any other rights of a stockholder in respect of any shares of Common Plan covered by this Option prior to the time that his or her name is recorded on the stockholder ledger of the Corporation as the holder of record of such shares acquired pursuant to an exercise of the Option.

             10. Subject to the terms and conditions of the Plan and of this Agreement, any exercise of this Option shall be by written notice delivered to the Chief Executive Officer or the Secretary of the Corporation, at its principal office, which is now located at 1271 Avenue of the Americas, Rockefeller Center, New York, New York 10020. Such written notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of said shares, whereupon the Corporation shall deliver a certificate or certificates representing said shares as soon as practicable. Unless there has been an effective registration of the securities offered under the Plan pursuant to the Securities Act of 1933, upon exercise of the Option the Grantee shall also furnish a statement in writing that the shares are being acquired for investment purposes and not with a view to their sale or distribution.

             11. This Option shall not be treated as an incentive stock plan for purposes of Section 422 of the Internal Revenue Code of 1986, as amended from time to time or any successor provision.

             12. All words and phrases used herein shall have the same meaning as in the Plan, and all provisions, terms and conditions of the Plan not herein specifically set forth are incorporated herein by reference.

(6/4/99)

                                                                   Exhibit 10(j)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                             PLAN OPTION CERTIFICATE
          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE

THIS IS TO CERTIFY that, on the date shown below, an Option was granted, subject to the Rules of the above-mentioned Plan, to the under-mentioned to subscribe at the Exercise Price stated below the number of shares of Common Plan of The Interpublic Group of Companies, Inc. specified below.

Grantee:  Name:   J. Phillip Samper

Date of Grant:    June 4, 1999

Number of shares of Common Plan subject to the Option:  2,000

Exercise Price per share:  $78.6563

Option Expiration Date:  June 4, 2009

The Option may not be exercised in any part until June 4, 2002. Thereafter the Option shall be exercisable in its entirety.


IN WITNESS WHEREOF this Certificate was duly executed this 4th day of June, 1999 by THE INTERPUBLIC GROUP OF COMPANIES, INC. by the affixing of its common seal in the presence of : -


                                 Senior Vice President  /s/ C. Kent Kroeber
                                                      --------------------------
                                                            C. Kent Kroeber


                                             Secretary  /s/ Nicholas J. Camera
                                                      --------------------------
                                                            Nicholas J. Camera



Grantee:
        -----------------------
              (Signature)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

             The Interpublic Outside Directors' Plan Incentive Plan

                                    EXHIBIT A


                  OPTION CERTIFICATE between The Interpublic Group of Companies,
Inc. (hereinafter called "the Corporation"), and the individual whose name appears on the document to which this Option Certificate is attached (hereinafter called the "Cover Document"), such individual being an Outside Director of the Corporation (hereinafter called "the Grantee");

                  PURSUANT TO and under all the terms and conditions of THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN (hereinafter called "the Plan"), the Corporation offers the Grantee an opportunity to purchase shares of the Common Plan of the Corporation on the following terms and conditions:

                  l. The Corporation hereby irrevocably grants to the Grantee the right and option (hereinafter called "the Option") to purchase from the Corporation an aggregate of that number of shares of the Common Plan of the Corporation shown on the Cover Document in accordance with all the terms and conditions of the Plan and this Agreement.

                  2. The purchase price of said shares is shown in the Cover Document. All issue and transfer taxes upon the sale of shares pursuant to the exercise of all or any part of the Option and all fees and expenses incident thereto shall be paid by the Corporation.

                  3. The term of the Option shall be for a period of ten years from the date as of which the Option is granted, subject to earlier termination as provided herein.

                  4. The Option may not be exercised in any part until the date on the Cover Document.

                  5. The Option when exercisable may be exercised at one time or from time to time except that such partial exercise of the Option shall be for 50 shares or a multiple thereof, or for all the remaining shares thereunder, whichever is the lesser.

                  6. The purchase price of the shares as to which the Option shall be exercised shall be paid in full in cash at the time of the exercise. If payment is made by check or draft, such check or draft must be drawn on a bank located in the United States of America.

                  7. This Option is not transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Grantee, this Option may be exercised only by the Grantee.

                  8. (a) Upon Grantee's cessation of service as an Outside Director for any reason (including death) the Option, if exercisable upon the date of cessation of service, shall continue to be exercisable by the Grantee or the Grantee's legal representatives, heirs or beneficiaries for thirty-six months following cessation of service, but in no event shall the Option be exercisable more than ten years from the date it was granted.

                     (b) If the Option is not exercisable on the date on which the Grantee ceases to serve as an Outside Director, then the Option shall be forfeited. If the Option is exercisable and is not exercised in full before it ceases to be exercisable in accordance with paragraph 3 hereof and the preceding provisions of this paragraph 8, the Option shall, to the extent not previously exercised, thereupon be forfeited.

             9. The Grantee shall not have voting or dividend rights or any other rights of a stockholder in respect of any shares of Common Plan covered by this Option prior to the time that his or her name is recorded on the stockholder ledger of the Corporation as the holder of record of such shares acquired pursuant to an exercise of the Option.

             10. Subject to the terms and conditions of the Plan and of this Agreement, any exercise of this Option shall be by written notice delivered to the Chief Executive Officer or the Secretary of the Corporation, at its principal office, which is now located at 1271 Avenue of the Americas, Rockefeller Center, New York, New York 10020. Such written notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of said shares, whereupon the Corporation shall deliver a certificate or certificates representing said shares as soon as practicable. Unless there has been an effective registration of the securities offered under the Plan pursuant to the Securities Act of 1933, upon exercise of the Option the Grantee shall also furnish a statement in writing that the shares are being acquired for investment purposes and not with a view to their sale or distribution.

             11. This Option shall not be treated as an incentive stock plan for purposes of Section 422 of the Internal Revenue Code of 1986, as amended from time to time or any successor provision.

             12. All words and phrases used herein shall have the same meaning as in the Plan, and all provisions, terms and conditions of the Plan not herein specifically set forth are incorporated herein by reference.

(6/4/99)